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                                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to use in this Registration Statement on Form S-3 of R.H. Donnelley Inc. of our report dated January 17, 2003 relating to the financial statements of DonTech, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP


Chicago, Illinois
July 30, 2003